Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events
21.	Subsequent events

On March 6, 2025, the Company entered into a Securities Purchase Agreement with an institutional investor (“Buyer”), pursuant to which the Company agreed to issue and sell to the Buyer up to 200,000 Series A-1 Convertible Preferred Shares (the “2025 Series A-1 Preferred Shares”) at the price of US$1,000 for each 2025 Series A-1 Preferred Share in two tranches. On the closing date of the first tranches, in connection with the issuance of the Preferred Shares, the Buyer shall pay the Company US$0.00000075 for each of the ADSs (the “Pre-Delivery Shares”). The closing of the second tranches would be contingent upon mutual agreement between the Company and the Buyer. In connection with the second tranches, the Company will issue to the Buyer a number of ADSs as Commitment Shares. The Commitment Shares is calculated as $4,000,000.00 divided by the Nasdaq Minimum Price (as defined in the Nasdaq Rules) of the ADSs on the second closing date. The Pre-delivery Shares shall be returned to the Company when the Buyer does not hold any preferred shares.

On March 10, 2025, the Company closed the first tranches of the 2025 Series A-1 Preferred Shares financing and issued 100,000 Preferred Shares and 7,000,000 Pre-Delivery Shares to the investor, raising a total net proceeds of US$99,650. As of the date of this report, 26,200 of 2025 Series A-1 Preferred Shares issued pursuant to the first tranche were converted to 40,367,260 outstanding ADSs (605,508,900 Class A ordinary shares) at the conversion prices from $0.57 to $0.93.